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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   MARCH 12, 2004

DATE OF EARLIEST EVENT REPORTED:   MARCH 10, 2004

                             THE ROUSE COMPANY
           (Exact name of registrant as specified in its charter)


       MARYLAND                  001-11543                    52-0735512
   (State or other        (Commission File Number)         (I.R.S. Employer
   jurisdiction of                                      Identification Number)
   incorporation or
    organization)

                       10275 LITTLE PATUXENT PARKWAY
                       COLUMBIA, MARYLAND 21044-3456

                  (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (410) 992-6000

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ITEM 5.   OTHER EVENTS.

     The Rouse Company (the "Registrant") sold $400,000,000 aggregate principal amount of 3.625% Notes due 2009 (the "2009 Notes"), and $100,000,000 aggregate principal amount of 5.375% Notes due 2013 (the "2013 Notes", together with the 2009 Notes, the "Notes") in an underwritten public offering pursuant to the Pricing Agreement, dated March 10, 2004 (the "Pricing Agreement"), among the Registrant and J.P. Morgan Securities Inc., Banc of America Securities LLC and UBS Securities LLC, as representatives of the underwriters named therein, which incorporates by reference the Underwriting Agreement, dated March 10, 2004 (the "Underwriting Agreement"), among the Registrant and J.P. Morgan Securities Inc., Banc of America Securities LLC and UBS Securities LLC, as representatives of the underwriters named therein. The Underwriting Agreement and Pricing Agreement are filed as exhibits 1.1 and 1.2, respectively, hereto. The 2013 Notes constitute a further issuance of, and form a single series with, the Company's outstanding 5.375% Notes due November 26, 2013 issued on November 26, 2003 in the amount of $350,000,000.

     The Notes were offered through a prospectus supplement, dated March 10, 2004, under the Registrant's Registration Statement on Form S-3 (File No. 333-67137) and under a Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, on Form S-3 (File No. 333-113461). The prospectus supplement was filed with the Securities and Exchange Commission on March 12, 2004.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit    Description
          -------    -----------

          1.1 Underwriting Agreement, dated March 10, 2004, among the Registrant and J.P. Morgan Securities Inc., Banc of America Securities LLC and UBS Securities LLC, as representatives of the underwriters named therein.

          1.2 Pricing Agreement, dated March 10, 2004, among the Registrant and J.P. Morgan Securities Inc., Banc of America Securities LLC and UBS
                     Securities LLC, as representatives of the underwriters named therein.




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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: March 12, 2004

                                            THE ROUSE COMPANY


                                            By:   /s/ Melanie M. Lundquist
                                               --------------------------------
                                               Name:  Melanie M. Lundquist
                                               Title: Senior Vice President and
                                                      Corporate Controller

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                               EXHIBIT INDEX

          Exhibit    Description
          -------    -----------

          1.1 Underwriting Agreement, dated March 10, 2004, among the Registrant and J.P. Morgan Securities Inc., Banc of America Securities LLC and UBS Securities LLC, as representatives of the underwriters named therein.

          1.2 Pricing Agreement, dated March 10, 2004, among the Registrant and J.P. Morgan Securities Inc., Banc of America Securities LLC and UBS
                     Securities LLC, as representatives of the underwriters named therein.